UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2012

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10653 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.  Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building  products, the production and marketing of cleaned coal, the licensing of residue hydrocracking technology and catalyst sales to oil refineries, the availability of refined coal tax credits, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters.  Such statements that are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products, cleaned coal, catalysts, and the availability of tax credits, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management.  Actual results may vary materially from such expectations.  Words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements.  Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. In addition to matters affecting the coal combustion products, building products, and energy industries or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in the caption entitled “Risk Factors” in Item 1A in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2011, Quarterly Reports on Form 10-Q, and other periodic filings.

Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors.  Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2012, Headwaters Incorporated (the “Company”) entered into an Indenture (the “Indenture”) dated as of June 7, 2012 between the Company and Wells Fargo Bank, National Association, as trustee, paying agent, conversion agent, transfer agent and registrar, relating to the issuance of up to $49,791,000 aggregate principal amount of the Company’s new 8.75% Convertible Senior Subordinated Notes Due 2016 (the “New Notes”).

The New Notes were issued beginning on June 7, 2012 when the Company closed the exchange offers with certain holders (the “Holders”) of its 2.50% Convertible Senior Subordinated Notes Due 2014 (the “Old Notes”) pursuant to the terms of its previously announced, privately negotiated exchange agreements (the “Exchange Agreements”) with the Holders. Pursuant to the terms of the Exchange Agreements, the Holders exchanged (the “Exchange”) an aggregate of $49,791,000 principal amount of the Old Notes held by the Holders for an equal aggregate principal amount of the Company’s New Notes and cash consideration.

The terms of the Indenture and the New Notes are described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“Commission”) on May 9, 2012, which is incorporated by reference herein. The New Notes can be accelerated upon the occurrence of customary events of default, generally including the Company’s failure to comply with its obligations in the Indenture, in certain cases, after a grace period. The New Notes are subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment of senior indebtedness of the Company. The description of the Indenture is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The terms of the Indenture and the New Notes described in the Company’s Current Report on Form 8-K, filed with the Commission on May 9, 2012, is also incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The disclosure under Item 3.02 and the terms of the Indenture and the New Notes described in the Company’s Current Report on Form 8-K, filed with the Commission on May 9, 2012, is also incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

Not applicable.

(b)   Pro Forma Financial Information

Not applicable.

(c)   Shell Company Transactions

Not applicable.

(d)   Exhibits

Exhibit No.	Description

4.11	Indenture dated as of June 7, 2012 by and between the Company and Wells Fargo Bank, National Association, as Trustee

4.11.1	Form of Note for the 8.75% Convertible Senior Subordinated Notes due 2016 (incorporated by reference from Exhibit 4.11 referenced above)

99.1	Press release from the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: June 11, 2012	By:	/s/ Donald P. Newman
	Name:	Donald P. Newman
	Title:	Chief Financial Officer